UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 15, 2015	(May 14, 2015)

Metro Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Paxton Street, P.O. Box 4999, Harrisburg, Pennsylvania	17111-0999
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	888-937-0004

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.
Nomination and Standstill Agreement
On May 14, 2015, Metro Bancorp, Inc. (the “Company”) entered into a Nomination and Standstill Agreement (the “Nomination and Standstill Agreement”) with PL Capital, LLC, PL Capital Advisors, LLC, Financial Edge Fund, L.P., Financial Edge-Strategic Fund, L.P., PL Capital/Focused Fund, L.P., Goodbody/PL Capital, L.P., Goodbody/PL Capital, LLC, John W. Palmer and Richard J. Lashley (collectively, the “PL Capital Group”) and Richard J. Lashley, in his capacity as the designee of the PL Capital Group (the “PL Capital Designee”) to stand for election to the Company’s Board of Directors (the “Board”) at the Company’s 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”). The PL Capital Group beneficially owns 1,247,179 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), which represents approximately 8.8% of the issued and outstanding shares of Common Stock reported by the Company on its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.
The Nomination and Standstill Agreement is effective from May 14, 2015 until the date that is 30 days prior to the expiration of the notice period specified in the Company’s advance notice Bylaw related to the nomination of directors at the Company’s 2018 Annual Meeting of Shareholders. The Nomination and Standstill Agreement may be terminated prior to such date by (i) the PL Capital Group during the notice period specified in the Company’s advance notice Bylaw related to the nomination of directors at the Company’s 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”), (ii) either the Company or the PL Capital Group if the PL Capital Designee is not, in certain circumstances, elected to the Board at the 2015 Annual Meeting, the Company’s 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”) or the 2017 Annual Meeting or (iii) either the Company or the PL Capital Group in the event the other has failed to cure any material breach within 15 days following notice of the breach.
Pursuant to the Nomination and Standstill Agreement, among other things, during the term thereof:

•
The Nominating and Corporate Governance Committee of the Board and the Board will nominate, recommend and support the PL Capital Designee for election at the Company’s 2015 Annual Meeting, 2016 Annual Meeting and 2017 Annual Meeting.

•	To the extent consistent with the treatment of other members of the Board, the PL Capital Designee will be appointed to serve on Metro Bank’s board of directors (the “Bank Board”).

•
The PL Capital Group agreed to vote all the shares of Common Stock that it beneficially owns in favor of the election of the Company’s slate of directors at the 2015 Annual Meeting, the 2016 Annual Meeting and the 2017 Annual Meeting.

•	The PL Capital Designee agreed to resign at the request of the Board if the PL Capital Group ceases to own at least 5.0% of the Company’s then-outstanding Common Stock.

•
If the PL Capital Designee is elected to the Board at the 2015 Annual Meeting and, thereafter, is unable or ceases to serve on the Board due to the PL Capital Designee’s death, disability or, subject to certain exceptions, resignation, the PL Capital Group has the right to recommend a substitute person to fill the resulting vacancy, provided that the replacement meets certain criteria. The appointment of a replacement director is subject to the approval of the Board after exercising its fiduciary duties, which approval may not be unreasonably withheld or delayed.

•
The PL Capital Group agreed to certain standstill provisions that restrict the PL Capital Group and its affiliates from, among other things, engaging in certain proxy solicitations, soliciting consents from shareholders, seeking to influence the voting of any of the Company’s securities, making shareholder proposals, proposing or participating in certain extraordinary corporate transactions involving the Company, calling meetings of shareholders, seeking representation on the Board or nominating candidates for election to the Board other than as set forth in the Nomination and Standstill Agreement, seeking to remove any of the Company’s directors or taking action to influence the Board of the Company’s management or otherwise to exercise a controlling influence over the management and policies of the Company.

The foregoing description of the Nomination and Standstill Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Nomination and Standstill Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Amendment to Shareholder Protection Rights Agreement
On May 15, 2015, the Company entered into Amendment No. 1 (the “Amendment”) to the Shareholder Protection Rights Agreement, dated February 17, 2015 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., as Rights Agent.
The Amendment changes the expiration of the rights issued under the Rights Agreement (the “Rights”) from the close of business on February 17, 2016 to the close of business on May 15, 2015, at which time the Rights will expire and the Rights Agreement will terminate.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 4.1 and incorporated herein by reference.
Item 1.02    Termination of a Material Definitive Agreement.
The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Amendment to Shareholder Protection Rights Agreement” is incorporated herein by reference.
Item 3.03    Material Modification to Rights of Security Holders.
The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Amendment to Shareholder Protection Rights Agreement” is incorporated herein by reference.
Item 8.01    Other Events.
On May 15, 2015, the Company issued a press release announcing the signing of the Nomination and Standstill Agreement and the termination of the Rights Agreement, a copy of which is filed herewith as Exhibit 99.1.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

4.1	Amendment No. 1 to the Rights Agreement, dated May 15, 2015, between the Company and the Rights Agent.
10.1	Nomination and Standstill Agreement, dated May 14, 2015, by and among the PL Capital Group, the Company and the PL Capital Designee.
99.1	Press release, dated May 15, 2015, issued by the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metro Bancorp, Inc.
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(Registrant)

Date: May 15, 2015

/s/ Mark A. Zody
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Mark A. Zody
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 1 to the Rights Agreement, dated May 15, 2015, between the Company and the Rights Agent.
10.1	Nomination and Standstill Agreement, dated May 14, 2015, by and among the PL Capital Group, the Company and the PL Capital Designee.
99.1	Press release, dated May 15, 2015, issued by the Company.